UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2005

APPLIED FILMS CORPORATION
(Exact name of Registrant as specified in its charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-23103 (Commission File No.)	84-1311581 (IRS Employer Identification No.)

9586 I-25 Frontage Road, Suite 200, Longmont, Colorado (Address of Principal Executive Offices)		80504 (Zip Code)

303-774-3200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement.

Acquisition of VACT. On November 28, 2005, Applied Films Corporation (“AFC”) entered into an Agreement and Plan of Merger (“Merger Agreement”) with AFC Acquisition Sub, Inc., a wholly-owned subsidiary of AFC and a Delaware corporation (“Merger Sub”), Coating Industries Investment Corp., a Delaware corporation (“CIIC”), Philip C. Johnson, John Johnson, and Robert Elschner, the holders of the majority of the outstanding stock of CIIC (collectively, the “Shareholders”). Under the Merger Agreement, Merger Sub was merged into and with CIIC, with CIIC as the surviving corporation. CIIC was then merged with and into AFC. As a result of the merger, AFC owns all of the outstanding stock of Vacuum Coating Technologies, Inc., a Delaware Corporation whose name will be will be changed to “Applied Films Company” in connection with the merger (the “Subsidiary”). The Subsidiary engineers, manufactures, sells, and services thin film deposition equipment for the architectural and automotive glass market.

The closing of the merger took place on November 28, 2005 simultaneously with the execution of the Merger Agreement by the parties. The aggregate consideration for the merger was $27,750,000 consisting of $13,875,000 in cash and 694,425 shares of AFC common stock, which was calculated by dividing $13,875,000 by the average closing price of a share of AFC common stock, as quoted on the Nasdaq National Market System, over the twenty (20) consecutive trading days ending on November 22, 2005. No fractional shares of AFC common stock were issued; AFC delivered cash in lieu of such fractional shares. The cash and shares of AFC common stock were allocated among the Shareholders and the other shareholders of CIIC in proportion to their ownership of CIIC common stock as of November 28, 2005.

None of the shares of AFC common stock delivered by AFC pursuant to the Merger Agreement will be registered pursuant to the Securities Act of 1933, as amended, or any other applicable securities law, and will constitute “restricted stock” within the meaning of Securities and Exchange Commission Rule 144.

Pledge Agreements. In connection with the Acquisition of VACT, each Shareholder and each of the other shareholders of CIIC pledged fifty percent (50%) of the shares of AFC common stock received in the Merger to AFC as collateral for his indemnification obligations under the Merger Agreement. As long as no default has occurred whereby each Shareholder and each of the other shareholders of CIIC are liable to pay damages under the Merger Agreement, each Shareholder and each of the other shareholders of CIIC are entitled to receive cash dividends and other distributions and to exercise voting rights with respect to the Pledged Shares. In the event of a default, AFC may foreclose on the pledged shares of AFC common stock. On November 28, 2006, the pledged shares will be released to each Shareholder and each of the other shareholders of CIIC, unless AFC has asserted a claim for indemnity against the Shareholders and the other shareholders of CIIC.

Employment Agreement. In connection with the Acquisition of VACT, AFC and the Subsidiary entered into an Employment and Non-Competition Agreement, effective November 28, 2005, with Robert Elschner, who will serve as the Senior Vice President — Glass Division of the Company and Executive Vice President of the Subsidiary. As a result of his position with AFC, Mr. Elschner is a Section 16 Officer of the Company.

STEC Joint Venture. In a separate transaction, on November 28, 2005, AFC entered into an Equity Transfer Agreement with Nippon Sheet Glass Co., Ltd. (“NSG”) whereby NSG will purchase AFC’s fifty percent (50%) share of their China joint venture, Suzhou NSG AFC Thin Films Electronics Co., Ltd. (“STEC”), for $14.6 million. AFC will incur an impairment charge on the net assets associated with this investment, and this pretax charge is estimated to be in the range of $1.7 — $1.9 million in AFC’s second quarter of fiscal 2006.

The foregoing description of the agreements in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, which will be filed as exhibits to AFC’s next Form 10-Q.

Item 1.02 Termination of a Material Definitive Agreement

On November 29, 2005, Applied Films Corporation (“AFC”) consummated the purchase of its headquarters facility located at 9586 I-25 Frontage Rd., Suite 200, Longmont, Colorado (“Facility”) pursuant to the previously reported exercise of the option in its lease with 9586 I-25 Frontage Rd., Longmont, CO 80504 LLC. Accordingly, the existing lese for the Facility was terminated. The lease for the Facility has previously been filed with the Securities & Exchange Commission as a material contract of AFC.

As previously reported, AFC has entered into a purchase and sale agreement and a lease, pursuant to which AFC will resell the Facility to First Industrial Acquisitions, Inc. (“FIA”) and lease it back from FIA. It is contemplated that transaction will be consummated within thirty (30) days.

Item 2.06 Material Impairments.

STEC Joint Venture. In connection with the agreement to sell AFC’s interest in the STEC Joint Venture disclosed in Item 1.01 under the heading “STEC Joint Venture,” which is incorporated herein by reference, on November 28, 2005, AFC determined that an impairment charge was required. Because the price of the transaction is below AFC’s current book value of the joint venture (AFC’s original investment plus AFC’s share of STEC’s undistributed profit), AFC will incur an impairment charge on the net assets associated with this investment. This pretax charge is estimated to be in the range of $1.7 — $1.9 million and will occur in AFC’s second quarter of fiscal 2006. AFC does not expect to incur any future cash expenditures associated with this impairment charge.

Item 3.02 Unregistered Sales of Equity Securities

Acquisition of VACT. The disclosure set forth under the heading “Acquisition of VACT” in Item 1.01 is hereby incorporated by reference. The issuance of the shares pursuant to the Merger Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and Regulation D promulgated thereunder (“Regulation D”), based in part upon the representations that AFC has obtained, from each CIIC shareholder receiving such shares that such shareholder is an “accredited investor” as such term is defined in Rule 501 of Regulation D.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. Typically, these statements contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” and “would” or similar words. These statements that contain these words should be read carefully because they discuss AFC’s future expectations, contain projections of AFC’s future results of operations or of AFC’s financial position, or state other “forward-looking” information. Forward-looking statements, including statements about future bookings, revenues and earnings, are not guaranties of future performance. There may be events in the future that AFC is not able to predict or control. Such risks and uncertainties include change and volatility in the demand for deposition equipment, the effect of changing worldwide political and economic conditions on capital expenditures, production levels, including those in Europe and Asia, the effect of overall market conditions, and market acceptance risks. Other risks include those associated with dependence on suppliers, the impact of competitive products and pricing, technological and product development risks, and other risk factors. As a result, AFC’s operating results may fluctuate, especially when measured on a quarterly basis. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this Current Report, and AFC undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances. For further information, refer to AFC’s Securities and Exchange Commission filings, including AFC’s Forms 10-K and Forms 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2005	APPLIED FILMS CORPORATION By /s/ Lawrence D. Firestone —————————————— Lawrence D. Firestone Chief Financial Officer